                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          Stone Street Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          STONE STREET BANCORP, INC.
                             232 South Main Street
                       Mocksville, North Carolina 27028
                                (704) 634-5936

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on April 15, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Stone Street Bancorp, Inc. (the "Company") will be held on April 15, 1997, at 4:00 p.m., Eastern Time, at the main office of the Company at 232 South Main Street, Mocksville, North Carolina.

     THE PURPOSES OF THE ANNUAL MEETING ARE:

     1. To elect (a) three persons who will serve as directors of the Company until the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualify, (b) three persons who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify, and (c) three persons who will serve as directors of the Company until the 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

    2. To ratify the selection of Weir Smith Jones Miller & Elliott, Certified Public Accountants, P.A. as the independent auditor for the Company for the fiscal year ending December 31, 1997;

    3.  To approve the Stone Street Bancorp, Inc. Stock Option Plan;

    4. To approve the Mocksville Savings Bank, Inc., SSB Management Recognition Plan;

    5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

    The Board of Directors has established March 4, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                       By Order of the Board of Directors


                                       J. Charles Dunn
                                       President
Mocksville, North Carolina
March 14, 1997

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                          Stone Street Bancorp, Inc.

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                April 15, 1997


               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     This Proxy Statement is being furnished to stockholders of Stone Street Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 15, 1997, at 4:00 p.m., Eastern Time, at the offices of the Company at 232 South Main Street, Mocksville, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 14, 1997.

     Other than the matters listed on the attached Notice of 1997 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Mocksville Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Any stockholder may vote for, against, or abstain from voting on any matter to come before the

Annual Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR the nominees
                                                               ---
for election to the Board of Directors named in this Proxy Statement and FOR the
                                                                         ---
other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, but the proxy will be voted FOR the proposals on which no instructions are given.
         ---
     The close of business on March 4, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,825,050 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In order to be elected to the Board of Directors, a nominee need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated who receive the largest number of votes in each class will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees.

     The other issues to be voted upon which are described in the Notice of Annual Meeting will be approved or ratified if the votes cast in favor of such action exceed the votes cast opposing the action.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially, more than 5% of the Company's Common Stock.



                          Amount and
                          Nature of    Percentage
                          Beneficial       of
Name and Address          Ownership/1/   Class/2/
----------------          ------------  ----------

Robert B. Hall             148,700/3/        8.15%
Post Office Box 812
Mocksville, NC  27028

J. Roy Harris              148,700/4/        8.15%
673 Salisbury Street
Mocksville, NC  27028

George W. Martin           146,399/5/        8.02%
10 Court Square
Mocksville, NC  27028

____________________________________

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/ Based upon a total of 1,825,050 shares of Common Stock outstanding.

/3/ This includes 130,400 shares of the Company's Common Stock held by the Mocksville Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP"). Mr. Hall serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.

/4/ This includes 130,400 shares of the Company's Common Stock held by the ESOP. Mr. Harris serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.

/5/ This includes 130,400 shares of the Company's Common Stock held by the ESOP. Mr. Martin serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.


     Set forth below is certain information as of the Record Date regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors, each of the nominees for election to the Board of Directors, each of the members of the Board of Directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.




                                                      Amount and
                                                      Nature of     Percentage
                                                      Beneficial        of
Name and Address                                    Ownership/1,2/   Class/3/
-----------------------                             --------------  -----------

Robert B. Hall, Chairman of the Board of
Directors of the Bank and the Company, Nominee
for Re-election                                     148,700/4/        8.15%
Post Office Box 816
Mocksville, NC  27028

William F. Junker, Vice Chairman of the Board of
Directors of the Bank and the Company, Nominee
for Re-election                                      18,300           1.00%
Post Office Box 342
Mocksville, NC  27028

Donald G. Bowles, Director of the Bank and the
Company, Nominee for Re-election                      6,000           0.33%
Post Office Box 645
Mocksville, NC  27028

J. Roy Harris, Director of the Bank and the
Company, Nominee for Re-election                    148,700/5/        8.15%
673 Salisbury Street
Mocksville, NC  27028

Claude R. Horn, Jr., Director of the Bank and the
Company, Nominee for Re-election                     18,300           1.00%
190 North Main Street
Mocksville, NC  27028

George W. Martin, Director of the Bank and the
Company, Nominee for Re-election                    146,399/6/        8.02%
10 Court Square
Mocksville, NC  27028

Lois C. Shore, Director of the Bank and the Company
190 West Church Street                                1,200           0.07%
Mocksville, NC  27028

Ronald H. Vogler, Director of the Bank and the
Company, Nominee for Re-election
150 Stratford Road                                   15,100           0.83%
Suite 150
Winston-Salem, NC  27104

                                                      Amount and
                                                      Nature of     Percentage
                                                      Beneficial        of
Name and Address                                    Ownership/1,2/   Class/3/
-----------------------                             --------------  -----------
Terry L. Bralley, Nominee for Election to Board
of Directors of the Company and the Bank                275           0.02%
Post Office Box 621
Mocksville, NC  27028

J. Charles Dunn, President and Chief Executive
Officer and Director of the Company and the Bank,
Nominee for Re-election                              20,504/7/        1.12%
Post Office Box 531
Mocksville, NC  27028

Allen W. Carter, Senior Vice President of the
Company and the Bank                                  3,680/8/        0.20%
287 Rollingwood Drive
Mocksville, NC  27028

Marjorie D. Foster, Vice President and Controller
of the Company and the Bank                           3,493/9/        0.19%
124 Hemlock Street
Mocksville, NC  27028

Directors and all executive officers as a group
 (11 persons)                                       265,886/10/      14.57%

(1)   Voting and investment power is not shared unless otherwise indicated.

(2) Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

(3) Based upon a total of 1,825,050 shares of the Common Stock outstanding at the Record Date.

(4) Includes 130,400 shares of the Company's Common Stock held by the ESOP. Mr. Hall serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.

(5) Includes 130,400 shares of the Company's Common Stock held by the ESOP. Mr. Harris serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.

(6) Includes 130,400 shares of the Company's Common Stock held by the ESOP. Mr. Martin serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power of such shares.

(7) Includes 2,104 shares of the Company's Common Stock held in the ESOP but allocated to Mr. Dunn. Mr. Dunn shares certain voting power with respect to such shares.

(8) Includes 977 shares of the Company's Common Stock held in the ESOP but allocated to Mr. Carter. Mr. Carter shares certain voting power with respect to such shares.

(9) Includes 809 shares of the Company's Common Stock held in the ESOP but allocated to Ms. Foster. Ms. Foster shares certain voting power with respect to such shares.

/(10)/ The 130,400 shares held by the ESOP for which the trustees, Messrs. Hall, Harris and Martin, share voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group. Also, the shares held by the ESOP which have been allocated to Messrs. Dunn and Carter and Ms. Foster, which are included in the share totals for such persons, have not been included in this total for directors and executive officers as a group.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 1996, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

General

     The Articles of Incorporation of the Company provides that the number of directors of the Company shall not be less than five nor more than fifteen. The exact number of directors shall be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at nine members.

     The Articles of Incorporation provide that, so long as the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number as may be to serve in the first instance for terms of one, two and three years, respectively, from the date such class of directors takes office or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify. As a result, there are three classes of directors to be elected at the Annual Meeting for one, two and three year terms. Thereafter, the successors in each class of directors shall be elected for terms of three years each or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify.

     The Board of Directors has nominated the nine persons named below for election as directors for the terms specified or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. All nominees currently serve as Directors of the Company, except Mr. Bralley, who is nominated to replace Lois C. Shore, who is retiring after 18 years of service to the Bank and Company.

     The persons named in the accompanying form of proxy intend to vote any shares of the Common Stock represented by valid proxies received by them to elect the nine nominees listed below as directors for the terms specified, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director in a particular class, a nominee need only receive a plurality of the votes cast. Votes will be separately cast and tabulated for persons nominated in each of the three classes of directors for the terms specified. As a result, those three nominees for terms expiring at the 1998 Annual Meeting who receive the largest number of votes will be elected as directors for that term, those three nominees for terms expiring at the 1999 Annual Meeting who receive the largest number of votes will be elected for that term and those three nominees for terms expiring at the 2000 Annual Meeting who receive the largest number of votes will be elected for that term. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The Board of Directors recommends a vote FOR all of the following nominees
                                              ---
for election as directors.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years and the year he was first elected as a director of the Bank. All the nominees except Mr. Bralley have previously served as directors of the Bank and were appointed to serve as initial directors of the Company in connection with its incorporation on November 20, 1995.

                                Age on                                       Director
                             December 31,    Principal Occupation            of Bank
Name                            1996         During Last Five Years           Since
----                         -----------     ----------------------         -----------


Class I - Term Ending as
 of 1998 Annual Meeting

   J. Charles Dunn                 58          President and CEO of             1975
                                               the Company and the Bank

   J. Roy Harris                   70          President of Davie Auto          1979
                                               Parts Co., Inc., Rowan
                                               Auto Parts, Inc. and
                                               Colonial Estates, Inc.

   Claude R. Horn, Jr.             63          President of Horn Oil            1979
                                               Co.



Class II - Term Ending as
 of 1999 Annual Meeting

   Robert B. Hall, Chairman        70          Retired, formerly a              1969
                                               pharmacist

   Donald G. Bowles                40          Certified Public                 1988
                                               Accountant

   Ronald H. Vogler                50          Financial Consultant             1988
                                               with Paine Webber since
                                               1993, formerly with
                                               Merrill Lynch



Class III - Term Ending as
 of 2000 Annual Meeting

   William F. Junker, Vice         51          President of                     1978
   Chairman                                    Featherlite Trailer


   George W. Martin                69          Attorney and Partner in          1955
                                               Martin, Van Hoy, Smith
                                               & Raisbeck

   Terry L. Bralley                45          Town Manager,                    NA
                                               Mocksville, North
                                               Carolina


Board of Directors of the Bank

     The Bank also has a nine-member board of directors which is currently comprised of the same persons who are currently directors of the Company. Ms. Shore will be retiring as a director of the Bank at the time of the Bank's 1997 annual meeting of stockholders. If Mr. Bralley is elected as a director of the Company, it is expected that the Company will also nominate and elect him as a director of the Bank, to take the position formerly held by Ms. Shore.

Meetings of the Board and Committees of the Board

     The Company was organized in November 1995 by the board of directors of the Bank to acquire the capital stock of the Bank issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank (the "Conversion."). The Company did not actively engage in any business until after consummation of the Conversion on March 29, 1996. The Board of Directors is scheduled to meet quarterly and may have additional meetings as needed. During fiscal 1996, the Board of Directors held three meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended December 31, 1996.

     The Board of Directors has one standing committee -- the Audit Committee. The Audit Committee of the Board consists of directors Bowles, Horn and Shore. This committee is scheduled to meet annually to review and discuss the annual audit report from the Company's and the Bank's independent auditor and also meets on an as-needed basis.

     The Bank's board of directors has appointed five standing committees to which certain responsibilities have been delegated -- the Loan Committee, the Audit Committee, the Personnel Committee, the Executive Committee and the Branching Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee did not meet during the fiscal year ended December 31, 1996. It is responsible for retaining internal and independent auditors, overseeing the adequacy of internal control, and formulating recommended responses to examinations and audits.

     The Personnel Committee is composed of directors Dunn, Hall, Harris, and Martin. The Personnel Committee is responsible for reviewing the Bank's job applicants, compensation system and performance appraisal system. This committee meets on an as-needed basis, and during the fiscal year ended December 31, 1996, met three times.

     The Bank's Directors' Loan Committee is composed of directors Dunn, Hall, Junker, and Shore. The Bank also maintains an Officers' Loan Committee composed of J. Charles Dunn, President and Allen W. Carter, Senior Vice President. The Directors' Loan Committee is responsible for establishing the Bank's loan policy giving due consideration to risk management, safety and soundness and compliance issues. In addition, it approves all real estate loans in excess of $150,000 and all commercial, church and employee loans. The Directors' Loan Committee previews all loans in excess of $250,000 before they are submitted to the Bank's board of directors for approval. The Directors' Loan Committee meets on an as-needed basis. During the fiscal ended December 31, 1996, it met 24 times.

     The Bank's Branching Committee is composed of directors Bowles, Dunn, Horn and Vogler. The Branching Committee is responsible for considering opportunities for expansion through new branches and reviews any studies undertaken for that purpose. This committee did not meet during the fiscal year ended December 31, 1996.

     The Bank's Executive Committee is composed of directors Dunn, Hall, Junker, and Martin. This committee meets periodically and exercises the power of the board of directors on such matters as loans and investment policies and approvals between regular board meetings. All such actions of the Executive Committee are reviewed and ratified by the full board of directors. The Executive Committee met one time during fiscal 1996.

Directors' Compensation

     Directors' Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors also are directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, members of the Board, including Mr. Dunn, receive $1,000 per regular monthly board meeting attended. In addition, all directors who serve on committees of the Bank's board of directors receive $75.00 per meeting attended for their service. Board fees are determined by the board to which such fees relate and are subject to adjustment annually.

     Retirement Payment Agreements with Directors. The Bank has entered into a Retirement Payment Agreement with all of its directors. Under the agreement, the Bank agrees to pay each director $1,000 per month for a period of 10 years upon the director's attainment of age 65. For the directors who were already 65 or older when the Retirement Payment Agreement was executed in March 1994, the retirement benefits may begin to be paid in March 1997.

     If a director dies while serving as a director of the Bank but before receiving all of his or her benefits under the agreement, payments will be made to his or her designated beneficiary. If a director becomes disabled while serving as a director, but prior to his normal retirement date, the Bank will pay the benefits due under the agreement, either in installments over the 10-year period or in a lump sum payment. If a director terminates his or her service to the Bank for reasons other than death or disability, he or she shall be entitled at the normal retirement date to receive only the vested portion of the benefit due under the agreement. Vesting occurs according to a schedule contained in the agreement. If any director's termination of service shall occur after a change in control of the Bank, the director shall be 100% vested in the retirement benefits.

     As a condition of the agreement, each director has agreed not to engage in activities in competition with the Bank and to provide consulting services to the Bank during the period that the retirement benefits are payable.

     The Bank has purchased life insurance on the lives of its directors to fund its obligations under this agreement. Total expense related to the agreement was approximately $48,000 in the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1997, management expects that the total expenses related to the agreement will be approximately $48,000.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.


                            Age on                                             Employed By
                          December 31,      Positions and Occupations        the Bank or the
Name                         1996           During Last Five Years            Company Since
----                         ----           ----------------------            -------------
J. Charles Dunn               58          President and Chief Executive            1968
                                          Officer of the Company and
                                          the Bank

Allen W. Carter               40          Senior Vice President of the             1984
                                          Company and the Bank

Marjorie D. Foster            33          Vice President and Controller of         1986
                                           the Company and the Bank

Executive Compensation

     The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

     The following table sets forth for the fiscal years ended December 31, 1996, 1995 and 1994 certain information as to the cash compensation received by and the amounts accrued for the benefit of the President of the Bank. No other executive officer of the Bank had cash compensation during the years ended December 31, 1996, 1995 and 1994 that exceeded $100,000 in any such year for services rendered in all capacities to the Bank.

                                               Other Annual
    Name and                                   Compensation   All Other
Principal Position    Year   Salary    Bonus     ($)/(1)/    Compensation
--------------------  ----  --------  -------  ------------  ------------

J. Charles Dunn,      1996   $95,800  ------    -----------  $59,130/(2)/
President and CEO

                      1995   $90,400  ------    -----------  $87,253/(3)/

                      1994   $85,000  $8,655    -----------  $82,763/(4)/

(1) Under the "Other Annual Compensation" category, perquisites for the fiscal years ended December 31, 1996, 1995 and 1994 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Dunn.

(2) Includes (a) directors' fees of $14,625; (b) $471 contributed to the Bank's 401(k) profit sharing plan for Mr. Dunn for fiscal year 1996; (c) $26,280 paid to Mr. Dunn under the Bank's supplemental retirement plan, and (d) $17,754 of accrued expense under the supplemental income agreement established for the benefit of Mr. Dunn. Mr. Dunn received no payments under the supplemental income agreement. See "-- Bank Supplemental Income Agreement".


(3) Includes (a) directors' fees of $12,825; (b) $28,355 contributed to the Bank's defined contribution, target benefit plan for Mr. Dunn during fiscal 1995; (c) $1,830 contributed to the Bank's 401(k) profit sharing plan for Mr. Dunn for fiscal year 1995; (d) $26,490 paid to Mr. Dunn under the Bank's supplemental retirement plan, and (e) $17,753 of accrued expense under the supplemental income agreement established for the benefit of Mr. Dunn. Mr. Dunn received no payments under the supplemental income agreement. See "-- Bank Supplemental Income Agreement".

(4) Includes (a) directors' fees of $8,525; (b) $28,530 contributed to the Bank's defined contribution, target benefit plan for Mr. Dunn during fiscal 1994; (c) $7,955 contributed to the Bank's 401(k) profit sharing plan for Mr. Dunn for fiscal year 1994; (d) $20,000 paid to Mr. Dunn under the Bank's supplemental retirement plan and (e) $17,753 of accrued expense under the supplemental income agreement established for the benefit of Mr. Dunn. Mr. Dunn received no payments under the supplemental income agreement. The amounts contributed on Mr. Dunn's behalf to the target benefit plan during fiscal year 1994 were for the plan year beginning July 1, 1993 and ending June 30, 1994, as well as for the short plan year beginning July 1, 1994 and ending December 31, 1994, as a result of a change in the plan year from a June 30 fiscal year to a December 31 calendar year.

     Bank Supplemental Income Agreement. The Bank entered into a Supplemental Income Agreement with Charles Dunn on March 1, 1994. The agreement provides that the Bank will pay Mr. Dunn $20,000 per year for a continuous period of 15 years, commencing on the first day of the month following Mr. Dunn's 65th birthday, or if earlier, the first day of the month following Mr. Dunn's retirement should he retire after reaching his 60th birthday. Such initial annual income shall be increased 5% annually for each additional full year of service to the Bank after the execution of the agreement, except there will be no increases in benefits after age 65. If Mr. Dunn dies before receiving any or all of the payments due under the agreement, the remaining payments will be made to his designated beneficiary, or, if none, to his estate. If Mr.. Dunn becomes disabled prior to his retirement from the Bank, the Bank will pay him the benefits due under the agreement.

     If Mr. Dunn terminates his employment before age 65, he will be entitled to a portion of benefits due under the agreement according to a vesting schedule. Mr. Dunn's benefits under the agreement will be fully vested after December 31, 1998 or after a change in control of the Bank.

     As a condition of the agreement, Mr. Dunn must be available to provide consulting services to the Bank during the period the retirement payments are payable and must not engage in activities in Davie County, North Carolina in competition with the Bank.

     The Bank has purchased life insurance on the life of Mr. Dunn to fund its obligations under the agreement.

     Supplemental Retirement Plan. In 1990, the Bank established a supplemental retirement plan for Mr. Dunn, under which he is paid an annual amount to be invested in tax-exempt municipal bonds for his retirement. The amount of the annual contribution is calculated by subtracting the current value of the investment from a target amount, as adjusted for inflation, and dividing the result by the number of years remaining in the 12-year term of the plan. This amount is then increased to reimburse Mr. Dunn for the additional federal and state income taxes that result from the payment.

          401(k) Profit Sharing Plan. In 1994, the Bank established a contributory savings plan for its employees, which meets the requirements of section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have completed one year of service and who are at least 21 years of age may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. During years prior to fiscal 1996, the Bank matched 50% of each participant's contribution, up to a maximum employer contribution of 3% of the participant's compensation. The Bank ceased making contributions to the 401(k) profit sharing plan during fiscal 1996 and does not contemplate making additional contributions at this time.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts which have been contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after six years of service as follows: 1 year, 0%; 2 years, 20%; 3 years, 40%; 4 years, 60%; 5 years, 80%; 6 or more years, 100%.

     Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The total amounts contributed by the Bank to the 401(k) profit sharing plan during fiscal 1996, 1995 and 1994 were $1,943, $31,755, and $37,748, respectively.

     Employee Stock Ownership Plan. In connection with the Conversion, the Bank established the ESOP for eligible employees of the Bank. Employees with one year of service with the Bank and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 130,400 of the shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. It is expected that the loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank.

     Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the board of directors to administer the ESOP. Trustees for the ESOP were appointed prior to the Conversion. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Employment Agreement. In connection with the Conversion, the Bank entered into an employment agreement with J. Charles Dunn in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial annual base salary of $95,900, and for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation, the agreement may be extended for an additional year. The agreement provides that the base salary shall be reviewed by the board of directors of the Bank not less often than annually. In addition, the employment agreement provides for profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with Mr. Dunn's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change in control (as defined below), the term of the agreement shall be automatically extended for three years from the date of the change of control, and Mr. Dunn's base salary shall be increased at least 6% annually.

     The employment agreement provides that the nature of Mr. Dunn's compensation, duties or benefits may not be diminished following a change in control of the Bank or the Company. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     Special Termination Agreements. In connection with the Conversion, in order to assure the continued employment of Allen W. Carter and Marjorie D. Foster, the Bank entered into special termination agreements with each of them to provide benefits in the event of a change in control of the Bank or the Company. Such agreements are intended to ensure that the Bank will be able to maintain a stable and competent employee base. The continued success of the Bank depends, to a significant degree, on the skill and competence of its employees.

     Each special termination agreement provides for payment to the employee only (i) in the event of a change in control of the Company or the Bank followed by termination of the employee's employment within 24 months by the Bank for other than "cause," as such term is defined in the agreement, or (ii) in the event the nature of the employee's compensation, duties or benefits are diminished within 24 months following a change in control of the Bank or the Company and the employee terminates his employment within twelve months thereafter. In the event of such a termination of employment, the employee is entitled to payment in an amount equal to two times his or her average annual compensation for income tax purposes for the most recent five tax years prior to the change in control, payable in a lump sum or in equal monthly payments. Based on Mr. Carter's and Ms. Foster's annual compensation for income tax purposes for the most recent five tax years, Mr. Carter and Ms. Foster would be paid $102,586 and $76,678, respectively, under the agreements in the event of their termination after a change in control. The initial term of each agreement is for a period commencing March 29, 1996, and ending three calendar years later. For purposes of the special termination agreement, "change in control" has the same meaning as contained in the employment agreement with Mr. Dunn. See "--Employment Agreement".

     Severance Plan. In connection with the Conversion, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" of the Bank or the Company (as defined in the Severance Plan) and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location outside of Davie County, North Carolina, within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee; or (b) the amount of one month's salary at the employee's salary rate at the time of termination; provided, however, that the severance benefit shall not exceed two times an employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements or written special termination agreements are not covered by the Severance Plan.

Compensation Committee Interlocks and Insider Participation

     The Personnel Committee of the Bank's board of directors serves the role of the compensation committee for the Company. The Personnel Committee determines the compensation of the executive officers and the Bank's other employees. During the fiscal year ended December 31, 1996, the Personnel Committee consisted of directors Dunn, Hall, Harris and Martin. Director Dunn is also the chief executive officer of the Company and the Bank. Mr. Dunn makes recommendations to the compensation committee regarding compensation of the Bank's executive officers. Mr. Dunn participates in the deliberations and decisions of the compensation committee regarding compensation of executive officers other than himself. He does not participate in the committee's discussions or decisions regarding his own compensation.

Report of Personnel Committee on Executive Compensation

     It is the responsibility of the Bank's Personnel Committee to review and evaluate the performance of the Bank's executive officers. As part of this evaluation process, the Personnel Committee analyzes and reviews the Bank's compensation practices as compared with practices at comparable institutions, compensation surveys and comparative data available from trade associations. The base salaries for each the executive officers, including Mr. Dunn, the President and Chief Executive Officer, and Mr. Carter, the Senior Vice President, and Ms. Foster, Vice President and Controller, have been largely determined by market factors, including salaries and benefits offered for similar positions by financial institution competitors of similar size and characteristics. Increases in the base salary of each executive officer are determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations.

Performance Graph

     The Company is required to provide its stockholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. The purpose of the chart is to help stockholders determine the reasonableness of the Personnel Committee's decisions with respect to the setting of various levels of executive officer compensation. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

     However, the stockholders should recognize that corporations often use a number of other performance benchmarks (in addition to shareholder return) to set various levels of executive officer compensation. Stockholders should thus consider other relevant performance indicators in assessing shareholder return, such as growth in earnings per share, book value per share, and cash dividends per share, along with other performance measures such as return on equity and return on assets.

     The following graph compares the Company's cumulative shareholder return on the Common Stock with the American Stock Exchange ("AMEX") Index and with a savings institution peer group whose stock is quoted on the AMEX. The graph was prepared using data through December 31, 1996.

                       [LETTERHEAD OF CRSP APPEARS HEAR]

               Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                          Stone Street Bancorp, Inc.

Prepared by the Center for Research in Security Prices
Produced on 02/06/97 including data to 12/31/96


                        [Insert Performance Graph here]

--------------------------------------------------------------------------------
                                    Legend

CRSP Total Returns Index for:                     12/31/91 12/31/92 12/31/93 12/30/94 12/29/95 12/31/96
----------------------------                      -------- -------- -------- -------- -------- --------
Stone Street Bancorp, Inc.                                                                       119.3
AMEX Stock Market (US Companies)                    65.5     68.8     80.9     75.5     97.3      99.2
AMEX Stocks (SIC 6030-6039 US Companies)            22.2     37.2     69.4     53.5     89.6     105.9
Savings Institutions

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D. The Index level for all series was set to $100.00 on 04/01/96.
--------------------------------------------------------------------------------

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.


                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Weir Smith Jones Miller & Elliott, CPAs, P.A., the Company's and the Bank's independent auditor for the year ended December 31, 1996, has been selected as the Company's and the Bank's independent auditor for the 1997 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of Weir Smith Jones Miller & Elliott, Certified Public Accountants, P.A. is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if she so desires, and to respond to appropriate questions from stockholders.

     The Board of Directors recommends that the stockholders vote FOR this
                                                                  ---
proposal.


                                  PROPOSAL 3
           APPROVAL OF STONE STREET BANCORP, INC. STOCK OPTION PLAN

     The Board of Directors of the Company has unanimously adopted the Stone Street Bancorp, Inc. Stock Option Plan ("Stock Option Plan") in order to encourage the continued service of directors, employees and servants of the Company and the Bank, to provide incentives for their performance and to reward past performance. The Prospectus of the Company dated February 9, 1996 (the "Prospectus"), delivered in connection with the Conversion and the Company's initial public offering, contained a summary of a stock option plan and of options which could be granted to directors and employees of the Company and the Bank. The stock option plan as described in the Prospectus contained certain provisions required by the regulations of the Federal Deposit Insurance Company (the "FDIC"). Because the Company has not sought stockholder approval of the Stock Option Plan until more than 12 months after the Conversion, the FDIC regulations are no longer applicable. Consequently, the Board of Directors decided to adopt a Stock Option Plan with several provisions which differ from those described in the Prospectus, including (i) accelerated vesting of options upon retirement or a "change in control" of the Company or the Bank; (ii) possible shorter vesting schedules for options; (iii) the discretionary power to adjust the option exercise price to reflect the effects of extraordinary dividends or returns of capital; (iv) the discretionary power to make cash payments to holders of unexercised, vested and unvested options equal to dividends which would have been paid on shares subject to such options if such options had been exercised and (v) the discretionary power to grant stock appreciation rights in tandem with stock options. The total number of options to be issued under the Stock Option Plan (options to purchase 10% of the number of shares issued in the Conversion) is as described in the Prospectus. As described in the Prospectus, the Company anticipates issuing 30% of the options under the Stock Option Plan to its existing non-employee directors and 50% of the options to its executive officers.

     The Stock Option Plan will not be effective unless approved by the stockholders. The following is a summary of the material provisions of the Stock Option Plan. It is qualified in its entirety by the provisions of the Stock Option Plan, which is attached to this Proxy Statement as Appendix A.

     Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but no tax deduction to the Company or the Bank. The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased ("Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid the optionee.

     Options granted to nonemployees under the Stock Option Plan would be "non-qualified stock options." In addition, options granted to employees under the Stock Option Plan may be non-qualified stock options. In general, the holder of a non-qualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the non-qualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a non-qualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the non-qualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The Internal Revenue Code of 1986, as amended (the "Code"), requires that, in order for stock options to be considered incentive stock options, they must be approved by the stockholders within one year after the date that the stock option plan is adopted. As a result of these Code provisions and pursuant to regulatory and AMEX requirements, the Board of Directors is submitting the Stock Option Plan for stockholder approval.

     Upon stockholder approval of the Stock Option Plan, it will be administered to a committee of non-employee directors of the Company's Board of Directors (the "Stock Option Plan Committee"). The Company expects to issue options to purchase 182,505 shares of Common Stock (10% of the number of shares of Common Stock now outstanding) to employees and existing directors of the Company and the Bank (including Lois Shore who is retiring as a director but will continue to serve the Company after her retirement). It is expected that the options will be granted sometime subsequent to approval of the Stock Option Plan. No cash consideration will be paid for the options. Upon approval of the Stock Option Plan, the Company will reserve 182,505 shares of its unissued Common Stock for possible issuance upon the exercise of stock options. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent authorized but unissued shares are used to fund the Stock Option Plan, the interests of existing stockholders will be diluted.

     The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of the Common Stock on the date the options are granted. The fair market value will be equal to the average high and low selling prices of the Common Stock on AMEX. Based upon the high and low selling prices on March 3, 1997, if options had been granted on that day, they would have had an option price of $27 1/8, the per share market value of the Common Stock underlying the options on that date. The Stock Option Plan provides that the Stock Option Plan Committee will have the discretionary power to adjust the option exercise prior to reflect the effect of the payment of any nonrecurring dividend, return of capital or other such distribution on the market value of the Common Stock. It is expected that options granted under the Stock Option Plan will have a term of ten years and will not be transferable except upon death.

     The Stock Option Plan provides that the Company's Board of Directors shall have the discretionary authority to authorize cash payments to the holders of unexercised, vested or unvested options equal to the amount of dividends which would have been paid on shares subject to options if the options had been exercised. No such payment may be made in connection with dividends or other distributions which resulted in a reduction in the option exercise price as set forth above. If an optionee receives such a cash payment with respect to any unvested option, and if such option is later forfeited, the optionee must repay such cash payment.

     It is expected that incentive stock options will be granted to employees of the Company and the Bank and that such options will become vested and nonforfeitable in five equal increments, with 20% becoming vested on the date of the grant and 20% becoming vested at the end of each year of employment thereafter, so that the options would be completely vested at the end of four years employment after the date of the grant. Options would become automatically vested upon death, disability and retirement and would become vested if an optionee's employment terminates for any reason, voluntarily or involuntarily, after a change in control of the Company or the Bank. If an employee optionee ceases to be an employee of the Company or the Bank, or one of their subsidiaries, prior to satisfaction of the applicable vesting requirements, unvested options would be forfeited and would be available for subsequent grants under the Stock Option Plan. Provided that the option expiration date is not sooner, vested incentive stock options granted to employees would continue to be exercisable for 12 months after termination of employment due to disability and for three months after any other termination due to reasons other than death or retirement. Options would be fully exercisable after death until the option expiration date. Incentive stock options would be fully exercisable after retirement until the option expiration date, but any option exercised more than three months after retirement may become a non-qualified stock option. It is expected that non-qualified stock options granted to non-employees will be immediately vested and nonforfeitable. It is expected that options granted to non-employees will continue to be fully exercisable, until the option expiration date, after the optionee ceases to serve the Company and Bank, and after the optionee's death, disability or retirement.

     Upon exercise, the option exercise price is payable (i) by cash or check,
(ii) in the discretion of the Stock Option Plan Committee, by delivery of shares of Common Stock having a fair market value equal to the aggregate exercise price or (iii) by a combination of (i) and (ii).

     It is expected that options granted under the Stock Option Plan will be granted in tandem with stock appreciation rights, pursuant to which optionees will have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of Common Stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the Stock Option Plan Committee, this payment may be made in cash or in shares of Common Stock or partly in cash and partly in Common Stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights will be subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

     Subject to rights of existing Optionees, the Stock Option Plan may be terminated or amended by the Board of Directors of the Company at any time, subject to applicable regulatory requirements and any required stockholder approval.

     All directors and employees of the Company, the Bank and their subsidiaries and certain advisors and consultants of the Company, the Bank and their subsidiaries are eligible for participation in the Stock Option Plan. The Stock Option Plan Committee, in its sole discretion, will determine those who may participate after taking into consideration the nature of services rendered, the contribution to the success of the Company, the Bank and their subsidiaries, and such other factors as the Stock Option Plan Committee deems relevant. It is expected that all options authorized under the Stock Option Plan will be granted to employees and existing directors (including Ms. Shore, who is retiring as a director but who is expected to serve as an advisor after the Annual Meeting). Therefore, only forfeited options would be subject to allocation later, unless the Stock Option Plan is amended. At this time, approximately 21 persons would be eligible to participate under the Stock Option Plan.

     Upon stockholder approval of the Stock Option Plan, it is expected that options will be granted to existing directors and employees of the Company and the Bank as set forth in the table on page 25.

     The Board of Directors recommends a vote FOR approval of the Stone Street
                                              ---
Bancorp., Inc. Stock Option Plan.

                                  PROPOSAL 4
                APPROVAL OF MOCKSVILLE SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN

     The Board of Directors of the Company and the Bank have adopted and desire to establish the Mocksville Savings Bank, Inc., SSB Management Recognition Plan ("MRP") in order to encourage the continued service of directors, employees and servants of the Company and the Bank, to provide incentives for their performance and to reward past performance to the companies.

     The Company's and the Bank's intention to adopt the MRP was described in the Prospectus. As was the case with the Stock Option Plan discussed under Proposal 3, the MRP as described in the Prospectus contained certain provisions that were required by the FDIC. Because the MRP has not been submitted for stockholder approval until more than one year after the Conversion, the FDIC rules are not applicable, and some provisions of the proposed MRP differ from those described in the Prospectus, including a possible shorter vesting schedule and accelerated vesting upon a "change in control" of the Company or the Bank. The aggregate number of shares to be issued pursuant to the MRP (4% of the number of shares issued in the Conversion) is as was described in the Prospectus. As described in the Prospectus, the Company and Bank anticipate that existing nonemployee directors will be awarded 30% of the restricted shares under the MRP and that executive officers will be awarded 50% of the restricted shares.

     The MRP will be effective only upon stockholder approval. Upon approval, the Company and the Bank expect to make restricted stock awards of 73,002 shares of the Common Stock. The following is a summary of the material provisions of the MRP. It is qualified in its entirety by the provisions of the MRP, which is attached to this Proxy Statement as Appendix B.

     The MRP serves as a means of providing the directors, officers, employees and other servants with an ownership interest in the Company in a manner designed to encourage such persons to continue their service to the Company and
the Bank, to provide performance incentives and reward past performance.   Upon
stockholder approval, the MRP will be administered by a committee of nonemployee directors of the Bank's Board of Directors (the "MRP Committee"). All directors, officers, and employees of the Bank and its subsidiaries and certain advisors and consultants of the Bank and its subsidiaries are eligible for participation in the MRP. The MRP Committee, in its sole discretion, will determine who will participate in the MRP. It is expected that all grants authorized under the MRP will be made to officers, employees and existing directors of the Bank (including Ms. Shore, who is retiring as a director but who is expected to serve as an advisor after the Annual Meeting). Therefore, only forfeited shares would be subject to allocation later, unless the plan is amended. At this time, approximately 21 persons would be eligible to participate in the MRP.

     The Bank expects the shares awarded under the MRP either to be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that authorized but unissued shares are used to fund the MRP, the interests of existing shareholders will be diluted. Shares issued under the MRP will be issued at no cost to recipients.

     After the grant of shares under the MRP, recipients will be entitled to vote such shares and receive all dividends and cash distributions with respect thereto. It is expected that shares awarded will vest and become nonforfeitable at a rate of 20% on the date of the award and 20% on each subsequent anniversary date, so that the shares would be completely vested at the end of four years service after the date of award. Shares awarded would become automatically vested and nonforfeitable upon death or disability and would become vested if a recipient's service or employment terminates for any reason, voluntarily or involuntarily, after a change in control of the Company or the Bank. If a recipient ceases to be a director, employee or other servant of the Bank or one of its subsidiaries (whichever position resulted in the grant) prior to satisfaction of the vesting requirements, unvested shares would be forfeited and would be available for subsequent grants under the MRP. Recipients of grants under the MRP who fail to satisfy applicable vesting requirements would be required to repay any dividends or other cash distributions previously received with respect to forfeited shares.

     The MRP may be amended, terminated or suspended by the Board of Directors of the Bank at any time, subject to the rights of recipients and subject to applicable regulatory requirements and any required stockholder approvals.

     If the MRP is approved, the recipients of stock grants will be required to recognize ordinary income equal to the fair market value of the restricted Common Stock granted as such shares become vested and nonforfeitable.
Recipients may elect to accelerate the recognition of income to the time of the award, notwithstanding the vesting schedule, pursuant to Section 83 of the Code. The Company will be able to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients in the year in which such amounts are included in income.

     The following table shows the options which are expected to be issued upon stockholder approval of the Stock Option Plan and the shares of restricted stock which are expected to be awarded upon stockholder approval of the MRP:


                             STOCK OPTION PLAN   MANAGEMENT RECOGNITION PLAN/1/
                             -----------------  --------------------------------

                             NUMBER  OF SHARES
                             SUBJECT TO STOCK                           DOLLAR
     NAME AND POSITION           OPTIONS          NUMBER OF SHARES      VALUE
---------------------------  -----------------  ---------------------  ---------

Non-Employee Directors
---------------------------
Robert B. Hall                   6,843                  2,738           $ 74,268

William F. Junker                6,843                  2,738           $ 74,268

Donald G. Bowles                 6,843                  2,738           $ 74,268

J. Roy Harris                    6,843                  2,738           $ 74,268

Claude R. Horn                   6,843                  2,738           $ 74,268

George W. Martin                 6,843                  2,738           $ 74,268

Lois C. Shore                    6,843                  2,738           $ 74,268

Ronald H. Vogler                 6,843                  2,738           $ 74,268
                                ------                 ------           --------

Total (8 persons)               54,744                 21,904           $594,146
                                ======                 ======           ========

Executive Officers
------------------

J. Charles Dunn                 45,626                 18,249           $495,004

Allen W. Carter                 27,376                 10,949           $296,992

Marjorie D. Foster              18,251                  7,300           $198,013
                                ------                 ------           --------

Total (3 persons)               91,253                 36,498           $990,008
                                ======                 ======           ========

Other employees of the Bank     36,501                 14,600           $396,025
who are not Executive
Officers (10 persons)

Associates of Executive              0                      0                  0
 Officers and Directors
----------------------------

/1/ Assumes a value per share of Common Stock equal to $27 1/8, which was the closing price paid per share for the Common Stock on March 3, 1997. This valuation is without regard to the restrictions on the shares of Common Stock awarded under the MRP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MOCKSVILLE SAVINGS
                                         ---
BANK, INC., SSB MANAGEMENT RECOGNITION PLAN.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


     Stockholders are being asked to approve the Stock Option Plan and MRP. As set forth above, the Stock Option Plan and MRP will not be effective without the required stockholder approval. The executive officers and the members of the Boards of Directors of the Company and the Bank, all of whom are stockholders and who, as a group, have voting control over 135,211 shares (7.41%) of the Common Stock (excluding shares held in the ESOP), will be participants of these plans. In addition, the Trustees of the ESOP and employee recipients of allocated shares under the ESOP have voting control over the 130,400 shares (7.15%) of the outstanding Common Stock. See "PROPOSAL 3 - APPROVAL OF STONE STREET BANCORP, INC. STOCK OPTION PLAN" and "PROPOSAL 4 - APPROVAL OF THE MOCKSVILLE SAVINGS BANK, INC. SSB MANAGEMENT RECOGNITION PLAN."

                PROPOSALS FOR 1998 ANNUAL STOCKHOLDERS' MEETING

     It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in April of 1998. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's executive office not later than November 14, 1997, and meet all other applicable requirements for inclusion therein.

     The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended December 31, 1996, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-K FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO ANY OF THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: STONE STREET BANCORP, INC., 232 SOUTH MAIN STREET, MOCKSVILLE, NORTH CAROLINA 27028, ATTENTION:
MARJORIE D. FOSTER.


                                    By Order of the Board of Directors,



                                    J. Charles Dunn
                                    President

Mocksville, North Carolina
March 14, 1997

                                  APPENDIX A
                                  ----------

                          STONE STREET BANCORP, INC.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Stone Street Bancorp, Inc. (the "Corporation"), a North Carolina corporation, with its principal office in Mocksville, Davie County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Mocksville Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.  PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
         -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.  ADMINISTRATION.  The Plan shall be administered by a committee (the
         --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.  STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
         ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 182,505 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina stock savings bank on March 29, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.  ELIGIBILITY.  Options shall be granted only to individuals who meet all
         -----------
of the following eligibility requirements:

         (a) Such individual must be (i) an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary or (ii) a person serving as an advisor or consultant to the Corporation, the Bank or a Subsidiary or member of a committee appointed by the Board of Directors of the Corporation or the Bank (a "corporate consultant"). For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

         (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

         (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors, employees and corporate consultants, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director, employee or corporate consultant who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.  OPTION AGREEMENT  Such Options shall be granted after the date the Plan
         ----------------
is approved by the Corporation's shareholders and after execution by the optionee of a Stock Option Grant and Agreement (the "Option Agreement") in the form attached hereto as Exhibit A, as modified by the Committee to the extent it deems such modification to be necessary or desirable. Such Options shall be granted with the intention that they will be Nonqualified Stock Options or Incentive Stock Options as denominated in the Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.  OPTION PRICE.
         ------------

         (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

         (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.  EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
         ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.  TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

         (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

         (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

         (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

         (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

         (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

         (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

         (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.  EXERCISE OF OPTIONS.
         -------------------

         (a) Unless otherwise set forth in the Option Agreement, all Options granted to an optionee by virtue of his position as a nonemployee director of the Corporation or the Bank or corporate consultant (as stated in the Option Agreement) shall be fully vested, exercisable and nonforfeitable immediately at the time of the grant.

         (b) Options granted to an optionee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

     Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

     Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

     In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

         (c) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

         (d) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         (e) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his or her position as a director, corporate consultant or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his or her Options within the periods set forth in Sections 10, 11 and 12 below.

     10.  TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR DEATH.
          ---------------------------------------------------------------------
If any optionee receiving the grant of an Option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and (ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT.  If any optionee
          ----------------------------------------------------
receiving the grant of an Option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Option; provided, however, that if the Option is exercised more than three months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors, corporate consultants or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director or corporate consultant, shall mean the cessation of membership on such board of directors or cessation of the relationship creating the corporate consultant status (i) with the approval of such board of directors, at any time after such optionee reaches age 65, or (ii) at the election of the optionee at any time after not less than twenty-five (25) years of service as a member of the such board of directors and/or as a corporate consultant, as applicable.

     12.  TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving the grant
          ---------------------------------
of an option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) dies while a director or corporate consultant of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.  CHANGE IN CONTROL.  In the event that an optionee ceases to be an
          -----------------
employee, a director or corporate consultant of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100%
vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or
(v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.  STOCK APPRECIATION RIGHTS.
          -------------------------

          (a) General Terms and Conditions. The Committee may, but shall not be obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

          The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the

     Option to which is related); the method for valuing shares of Common Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. A Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which is relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

          (e) Non-Transferable. A Stock Appreciation Right may not be transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.  RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     18.  APPLICATION OF FUNDS.  The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.  NO OBLIGATION TO EXERCISE.  The granting of an Option or Stock
          -------------------------
Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

     20.  EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
          ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.  TERM OF PLAN.  Options and Stock Appreciation Rights may be granted
          ------------
pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

     22.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder. The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23. CASH PAYMENTS. At the time of the payment of any dividend or other distribution with respect to the Common Stock, in the absolute discretion of, and upon direction of the Board, the Corporation shall cause to be paid to existing directors, corporate consultants and employees of the Corporation, the Bank or any Subsidiary who hold nonforfeited, unexercised Options under this Plan, regardless of whether or not such Options are vested and nonforfeitable, a cash amount equal to the number of shares of Common Stock subject to nonforfeited, unexercised options held by such optionee multiplied by the amount of any dividends or other distributions paid per share of Common Stock outstanding. The Board shall have the discretion to approve cash payments at the time of some dividends or distributions but not others. Notwithstanding the foregoing, no amounts shall be paid to optionees pursuant to this Section 23 with respect to any dividend or distribution if at the time of such dividend or distribution, the exercise price of the Options shall have been reduced pursuant to Section 16(b) above.

     If any director, corporate consultant or employee of the Corporation, the Board or any Subsidiary shall receive any cash payment from the Company, the Board or any Subsidiary pursuant to this Section 23 with respect to an Option which is not vested and exercisable, and if such Option shall be forfeited, then within 30 days after the effective date of such forfeiture, the optionee shall pay to the Corporation, the Bank or the Subsidiary (as applicable) an amount equal to the cash payment received by such optionee with respect to such forfeited Option. In the alternative, at the option of the Corporation, the Bank or the Subsidiary (as applicable) the amount to be repaid may be withheld from the final compensation payable to the optionee.

     24.  WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
          -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     26.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.  OTHER PROVISIONS.  The Option Agreements authorized under this Plan
          ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                   EXHIBIT A
                                   ---------


                       STOCK OPTION GRANT AND AGREEMENT

     THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the STOCK OPTION PLAN of Stone Street Bancorp, Inc. ("Plan"), a copy of which is attached hereto as Annex A and is hereby incorporated by reference and made a part of this Agreement, is herein executed and effective the _______ day of _______________, _____, between Stone Street Bancorp, Inc. (the "Corporation") and ____________________ ("Optionee"):

     1.   Grant. As of the above date, the Corporation hereby grants to the
          -----
          Optionee (applicable provisions are marked):

          [_] an Incentive Stock Option [as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")] to purchase ________ shares of Common Stock of the Corporation at the price stated in this Agreement;

          [_] a Nonqualified Stock Option to purchase __________ shares of Common Stock of the Corporation at the price stated in this Agreement.

          The Optionee [_] shall [_] shall not have Stock Appreciation Rights in connection with the Options granted hereby, in accordance with
          Section 14 of the Plan.

          The Option(s) and any Stock Appreciation Rights granted under this section and as described in this Agreement is (are) in all respects subject to and conditioned by the terms, definitions, and provisions of this Agreement and of the Plan. Capitalized terms in this Agreement which are not otherwise defined but which are defined in the Plan shall have the same meaning given to those terms in the Plan.

          The Optionee has been granted Options under the Plan as a result of the Optionee's position as a [_] director [_] employee [_] corporate consultant of the Corporation, the Bank or a Subsidiary.

     2.   Price. The Option price is $_____________ for each share.
          -----

     3.   Exercise of Option. The Option(s) granted under this Agreement shall
          ------------------
          be exercisable pursuant to the terms and conditions of the Plan and as set forth below:

          (a)   Right to Exercise: In addition to the terms and conditions
                -----------------
          imposed on the Optionee's right to exercise his Options and any Stock Appreciation Rights imposed in the Plan, the following terms and conditions are applicable:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          (b)   [_] (Marked if applicable) Annual Installments: Subject to the
                                           -------------------
          terms and conditions of the Plan, the Incentive Stock Options can be exercised in annual installments as follows:

                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --

          Subject to the terms and conditions of the Plan, the Nonqualified Options can be exercised in annual installments as follows:

                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --
                             shares beginning on               , 19
          ------------------                     --------------    --

          The right to exercise the Option(s) in annual installments shall be cumulative. In addition, the option(s) shall be exercisable upon disability, death, retirement and a change in control as set forth in the Plan.

          (c)   [_] (Marked if applicable) Immediate Vesting: Subject to the
                                           -----------------
          terms and conditions of the Plan, all of the Options are vested, nonforfeitable and exercisable.

          (d)   Method of Exercise: The Options and any Stock Appreciation
                ------------------
          Rights granted under this Agreement shall be exercisable by a written notice to the Secretary of the Corporation which shall:

                (1) State the election to exercise the Option or the election to surrender an exercisable Option and exercise Stock Appreciation Rights, the number of shares in respect of which the Option or Stock

                Appreciation Right is being exercised, the person in whose name any stock certificate or certificates for such shares of Common Stock is to be registered or to whom any cash is to be paid, his or her address, and social security number;

                (2) Contain any such representation and agreements as to Optionee's investment intent with respect to shares of Common Stock as may be required by the Committee;

                (3) Be signed by the person entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the Option or Stock Appreciation Rights in accordance with the Plan; and

                (4) Be accompanied by payment of the purchase price of any shares with respect to which the Option is being exercised which payment shall be in form acceptable to the Committee pursuant to
                Section 6(b) of the Plan.

          (e)   Representations and Warranties: In order to exercise an Option
                ------------------------------
          or Stock Appreciation Right, the person exercising the Option or Stock Appreciation Right must make the representations and warranties to the Corporation as may be required by any applicable law or regulation, or as may otherwise be required pursuant to the Plan.

          (f)   Approvals. In order for an Option or Stock Appreciation Right to
                ---------
          be exercised, all filings and approvals required by applicable law and regulations or pursuant to the Plan must have been made and obtained.

     4.   Non-transferability. Neither any Option nor any Stock Appreciation
          -------------------
          Rights may be transferred in any manner otherwise than by will or the laws of descent and distribution and such Option and any Stock Appreciation Rights may be exercised during the life of the Optionee only by him or her.

     5.   Investment Purpose. This Option and any Stock Appreciation Rights may
          ------------------
          not be exercised if the issuance of shares or payment of cash upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation.

     6.   Expiration. This Option and any corresponding Stock Appreciation
          ----------
          Rights shall expire on _____________, _________.

     7.   Escrow. All stock purchased pursuant to an Incentive Stock Option
          ------
          shall be held in escrow for a period which ends on the later of
          (i) two (2) years from the date of the granting of the option or
          (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The Optionee who has exercised the Option shall have all rights of a stockholder, including, but not limited to, the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     8.   Repayment of Cash Payments. If the Optionee hereunder forfeits any
          --------------------------
          Options pursuant to the Plan, the Optionee shall, within 30 days after the effective date of such forfeiture, pay the Corporation, the Bank or a Subsidiary (as applicable) an amount equal to the cash payments received by the Optionee from the Corporation, the Bank or any Subsidiary with respect to such forfeited Options pursuant to
          Section 23 of the Plan. In the alternative, at the option of the Corporation, the Bank or a Subsidiary, the amount to be repaid may be withheld by the Corporation, the Bank or a Subsidiary from the final compensation or fees payable to the Optionee. Each acceptance by an Optionee of cash payments pursuant to such Section 23 with respect to Options still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 8.

     9.   Tax Withholding. All stock, cash and other assets distributed pursuant
          ---------------
          to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding. The Optionee acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     10.  Resolution of Disputes. Any dispute or disagreement which should arise
          ----------------------
          under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement or the Plan will be determined by the Committee designated in Section 2 of the Plan. Any determination made by such Committee shall be final, binding, and conclusive for all purposes.

     11.  Construction Controlled by Plan. The Options and any corresponding
          -------------------------------
          Stock Appreciation Rights evidenced hereby shall be subject to all of the requirements, conditions and provisions of the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision should appear to be inconsistent therewith.

     12.  Severability. Whenever possible, each provision of this Agreement
          ------------
          shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     13.  Modification of Agreement; Waiver. This Agreement may be modified,
          ---------------------------------
          amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto and only subject to the limitations set forth in the Plan. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision.

     14.  Captions and Headings; Gender and Number. Captions and paragraph
          ----------------------------------------
          headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction, of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     15.  Governing Law; Venue and Jurisdiction. Without regard to the
          -------------------------------------
          principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     16.  Binding Effect. This Agreement shall be binding upon and shall inure
          --------------
          to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, and his or her heirs, legatees, personal representative, executor, administrator and permitted assigns.

     17.  Entire Agreement. This Agreement and the Plan constitute and embody
          ----------------
          the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts. This Agreement may be executed in any number of
          ------------
          counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

ATTEST:                             STONE STREET BANCORP, INC.


                                    By:
-------------------------------        ----------------------------------
(Corporate Seal)                                          President
                                       -------------------


                                    OPTIONEE:


(SEAL)                              -------------------------------------

                                  APPENDIX B
                                  ----------

                      MOCKSVILLE SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN


     Mocksville Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     1.   Purpose of this Plan.  The purpose of this Plan is to provide to the
          --------------------
directors, officers, employees and other servants (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Stone Street Bancorp, Inc. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors, officers and servants of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     2.   Administration of this Plan.
          ---------------------------

          (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two non-employee members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

          (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award,
(iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

          (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by ________________________, _____________________ and ____________________ (the "Trustees") and any
successor or successors who from time to time may be appointed by the Board.

     3.   Shares of Common Stock Available Under the Plan.  The Plan shall
          -----------------------------------------------
acquire 73,002 shares of Common Stock of the Corporation, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on March 29, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Plan in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trustees until they have been awarded and distributed pursuant to the terms of this Plan.

     4.   Eligibility.  The Participants in this Plan to whom Awards may be made
          -----------
shall be the following: (i) members of the Board and members of the Board of Directors of any Subsidiary, (ii) such officers and employees of the Bank and/or of any Subsidiary, and (iii) such advisors and consultants of the Bank and/or any Subsidiary and such members of committees appointed by the Board ("corporate consultants") as may be designated by the Board.

     5.   Stock Grant Agreement.  Subject to the provisions of paragraph 7
          ---------------------
hereof, effective after this Plan is approved by the shareholders of the Corporation, the Plan Shares shall be awarded and distributed to Participants. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement described in paragraph 7 (the "Stock Grant Agreement").

     6.   Vesting of Shares.
          -----------------

          (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director, an employee or corporate consultant of the Bank or any Subsidiary for any reason, other than as provided in subparagraphs 6(d) and 6(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested, based upon the applicable schedule set forth in the Store Grant Agreement, shall be forfeited and, provided this Plan has not terminated pursuant to paragraph 18 below, shall be available again for Awards to Participants as may be determined by the Committee.

          (d) In the event that a Participant shall no longer be an employee, a director or corporate consultant of the Bank or any Subsidiary because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

          (e) In the event that a Participant ceases to be an employee, a director or corporate consultant of the Bank or a Subsidiary for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     7.   Action Required of Participants.
          -------------------------------

          (a) If required by the Committee, each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation, the Bank, the Committee and the Trustees (i) that he is acquiring such shares on his own behalf as an investment and not with a present intention of distribution or re-sale and (ii) that there shall be placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference there to. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

          (b) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, substantially in the form attached hereto as Exhibit A, modified as the Committee deems necessary or desirable, which shall be signed by such Participant.

     8.   Restrictions.
          ------------

          (a) Plan Shares subject to an award made under this Plan shall forthwith, after the Participant makes any representations required by paragraph 7 hereof, be issued in a certificate or certificates for such shares which shall be prepared in the name of such Participant or any transferee permitted by paragraph 12(a) (a "Permitted Transferee"). Such Participant or transferee shall thereupon be a shareholder with respect to all of the shares represented by such certificate or certificates and shall have all of the rights of a shareholder with respect to all of such shares, including the right to vote such shares and to receive all dividends and other distributions with respect thereto subject to possible forfeiture as set forth in paragraph 6 and subject to the provisions of paragraph 10 hereof.

          (b) Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Stock Grant Agreement and this Plan, and the transfer agent for Common Stock shall be instructed to that effect with respect to such shares. In aid of such restrictions, the Participant or Permitted Transferee shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Trustees or with such other escrow agent as may be designated by the Trustees, with the expenses of any such escrow arrangement to be borne by the Bank.

          (c) In addition, all Plan Shares which are awarded with respect to Participants who are directors or executive officers of the Bank, without the written consent of the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce, may not be sold during a period of one year following the effective date of the Conversion, except upon death of the director or executive officer. Certificates of stock representing Plan Shares awarded during such one year period with respect to Participants who are directors and executive officers of the Bank (including those transferred to Permitted Transferees) shall be imprinted with a legend to that effect, and the transfer agent for such Plan Shares shall be instructed to that effect with respect to such shares.

          (d) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant or Permitted Transferee shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with one or more legends as provided in subparagraph 8(b) and 8(c) above and deposited by such Participant or Permitted Transferee with the Trustees, and all provisions of this Plan relating to vesting, restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant or Permitted Transferee free and clear of the restrictions herein set forth.

          (e) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of the Participant with respect to whom an Award is made (whichever position resulted in the Award, as set forth in the Stock Grant Agreement) should be terminated for any reason during the "restricted period" (as defined in subparagraph 12(b) hereof), except as otherwise specifically provided in paragraph 6 hereof, the Participant's or Permitted Transferee's interest in the shares issued under this Plan shall be forfeited.

     9.   Effect of Award on Status of Participant.  The fact that an Award is
          ----------------------------------------
made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     10.  Voting Rights; Dividends; Other Distributions.  After an Award of Plan
          ---------------------------------------------
Shares to a Participant or Permitted Transferee, the Participant or Permitted Transferee shall have the full power to vote all of the Plan Shares held by the Trustees in his name from time to time and shall be entitled to receive all cash dividends or other distributions declared upon or paid with respect to any such Plan Shares held by the Trustees in his name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such Plan Shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or Permitted Transferee or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were issued; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of the shares held by the Trustees in his name, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participants or Permitted Transferees free and clear of the restrictions herein set forth.

          Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Plan Shares pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends or other distributions received by such Participant or Permitted Transferee with respect to such forfeited Plan Shares. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant.

     11.  Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.
          ---------------------------------------------------------------------
In the event of a change in the number or type of shares of Common Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     12.  Non-Transferability.
          -------------------

          (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent or sibling, or legal dependent of such Participant, to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant, or to a civic or charitable organization designated by the Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in paragraph 8(b). In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in paragraph 8(b).

          (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in paragraph 6 hereof. The date of making an Award shall be the date of execution by a Participant of a Stock Grant Agreement in the form referred to in subparagraph 7(b) hereof.

     13.  Impact of Award on Other Benefits of Participant.  The value of any
          ------------------------------------------------
Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     14.  Corporate Action.  The making of an Award under this Plan shall not
          ----------------
affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     15.  Tax Withholding.  The Trustees, the Corporation, the Bank and any
          ---------------
Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustee, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     16.  Exculpation and Indemnification.  In connection with this Plan, no
          -------------------------------
member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as a Trustee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     17.  Amendment and Modification of this Plan.  The Board may at any time,
          ---------------------------------------
and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     18.  Termination and Expiration of this Plan.  This Plan may be abandoned,
          ---------------------------------------
suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no

Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trustees pursuant to paragraph 2(d) which have not been allocated to eligible Participants, together with any other assets held by the Trustees in their capacities as such, shall revert to the Bank.

     19.  Effective Date.  This Plan has been adopted by the Board to be
          --------------
effective as of the date of approval of the Plan by the shareholders of the Corporation.

     20.  Captions and Headings; Gender and Number.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     21.  Expenses of Administration of Plan.  All costs and expenses incurred
          ----------------------------------
in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

     22.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     23.  Inspection of Plan.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

                                   EXHIBIT A


STATE OF NORTH CAROLINA
COUNTY OF DAVIE
                                                           STOCK GRANT AGREEMENT

     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Mocksville Savings Bank, Inc., SSB (the "Bank"), a North Carolina corporation, _______________________ (the "Participant") and ______________________,
___________________ and ____________________ (the "Trustees").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of Stone Street Bancorp, Inc., the holding company of the Bank (the "Corporation").

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.  Date of Award.  The date of making the Award under this Agreement is
         -------------
the _____ day of _________________, ______. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or _____
is not a director or executive officer of the Bank.

     2.  Receipt by Participant.  The Participant acknowledges receipt of
         ----------------------
________________________________ (__________) shares of Common Stock (the
"Restricted Stock"), and agrees to the execution of stock powers or such other transfer authorizations as the Committee shall request, in blank, covering the Restricted Stock to be held by the Trustees until the Restricted Stock becomes vested and nonforfeitable pursuant to the Plan and this Agreement.

     3.  Investment Representation and Transfer Restrictions.
         ---------------------------------------------------

         (a) Investment Representation.  Participant makes and agrees to the
             -------------------------
investment representation, if any, attached hereto as Annex A, and the Committee may cause a legend to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such representation.

         (b) Securities Law and Regulations.  The Participant agrees that the
             ------------------------------
Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such restrictions.

         (c) Other Transfer Restrictions.   (Intentionally omitted.)
             ---------------------------

     4.  Receipt by the Trustees.  The Trustees acknowledge receipt from the
         -----------------------
Participant of the Restricted Stock, registered in the name of the Participant, and acknowledge receipt of stock powers executed in blank by the Participant covering all of the Restricted Stock. The Restricted Stock shall be held by the Trustees and distributed or transferred in accordance with the Plan and as set forth herein.

     5.  Vesting and Delivery of Restricted Stock by the Trustees.
         --------------------------------------------------------

         (a) Periodic Vesting.  Restricted Stock shall vest and become
             ----------------
nonforfeitable as follows (applicable provision is marked):

         (i)  [_] (Marked if applicable)  Annual Installments: Shares of
                                          -------------------
         Restricted Stock shall become vested and nonforfeitable in annual installments as follows:

         __________________ shares on ______________, 19__
         __________________ shares on ______________, 19__
         __________________ shares on ______________, 19__
         __________________ shares on ______________, 19__
         __________________ shares on ______________, 19__

        In addition, shares of Restricted Stock shall become vested and nonforfeitable upon disability, death, and a change in control as set forth in the Plan.

        (ii) [_] (Marked if applicable)  Immediate Vesting: Subject to the terms
                                         -----------------
        and conditions of the Plan, all of the shares of Restricted Stock are vested, nonforfeitable and exercisable.

        (b) Delivery of Restricted Stock to the Participant. After (I) the date
            -----------------------------------------------
on which shares of Restricted Stock have become vested as provided in this Agreement and in the Plan, the Committee shall instruct the Trustees to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the shares of Restricted Stock which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

         (c) Delivery of Forfeited Restricted Stock.  If the Restricted Shares,
             --------------------------------------
or any of them, are forfeited pursuant to the Plan, the Board shall instruct the Trustees concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     6.  Repayment of Dividends.  If the Participant hereunder forfeits any
         ----------------------
shares of Restricted Stock pursuant to the Plan, the Participant shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends and other distributions received by the Participant with respect to forfeited shares of Restricted Stock as set forth in the Plan. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant. Each acceptance by a Participant of dividends with respect to Restricted Shares still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 6.

     7.  Designation of Beneficiary.  The Participant hereby designates the
         --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Restricted Stock, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

         If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Restricted Stock, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Trustees to retain the Restricted Stock, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Restricted Stock into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, the Committee and Trustees hereunder.

     8.  Effect of Award on Status of Participant.  The fact that an Award has
         ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     9.  Impact of Award on Other Benefits of Participant.  The value of the
         ------------------------------------------------
Restricted Stock on the date of the Award or at the time the Restricted Stock becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     10.  Tax Withholding.  All Restricted Stock distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Restricted Stock may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     11.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at 232 South Main Street, Mocksville, North Carolina 27028; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     12.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     13.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     14.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     15.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     16.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     17.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     19.  Substitution of Trustee.  In the event any new trustee is substituted
          -----------------------
for any Trustee pursuant to the Plan, such substitute trustee shall also be substituted as a Trustee hereunder.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.

                                       MOCKSVILLE SAVINGS BANK, INC., SSB



                                       By:
                                          --------------------------------------
                                                           President
                                          ----------------

ATTEST:


----------------------------------
                  Secretary
------------------

[Corporate Seal]

                                       PARTICIPANT

                                                                          (SEAL)
                                       -----------------------------------

                                                                          (SEAL)
                                       -----------------------------------
                                       TRUSTEE

                                                                          (SEAL)
                                       -----------------------------------
                                       TRUSTEE

                                                                          (SEAL)
                                       -----------------------------------
                                       TRUSTEE

                                    ANNEX A

                           Investment Representation
                           -------------------------

                                    ANNEX B

                          Management Recognition Plan
                          ---------------------------
                          Beneficiary Designation Form
                          ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Mocksville Savings Bank, Inc., SSB Management Recognition Plan, I hereby designate the following:


                           Name             Address            Relationship

Primary Beneficiary:
                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

Contingent Beneficiary:
(if any)              ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above:
                                  ----------------------------------------------


-------------------------------------  -----------------------------------------
Witness                                Participant

                                       -----------------------------------------
                                       Date

                                    ANNEX C

                          Management Recognition Plan
                          ---------------------------

[X] PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE          STONE STREET BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 15, 1997
                                   4:00 p.m.


The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Stone Street Bancorp, Inc. (the "Company"), to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the offices of the Company, 232 South Main Street, Mocksville, North Carolina, on April 15, 1997, at 4:00 p.m. and at any and all adjournments thereof, as follows:

1. The approval of the election of the following named directors:

                                    With-     For All
                          For       hold      Except
                          [_]        [_]       [_]

(a) J. Charles Dunn, J. Roy Harris, and Claude R. Horn, Jr., who will serve as directors of the Company until the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

(b) Robert B. Hall, Donald G. Bowles, and Ronald H. Vogler, who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify; and

(c) William F. Junker, George W. Martin, and Terry L. Bralley, who will serve as directors of the Company until the 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
                                                       For    Against    Abstain
2. The ratification of Weir Smith Jones Miller &
   Elliott, Certified Public  Accountants, as the
   independent auditors of the Company for
   the year ending December 31, 1997.                  [_]      [_]        [_]

3. The approval of the Stone Street Bancorp,
   Inc. Stock Option Plan.                            [_]      [_]        [_]

4. The approval of the Mocksville Savings
   Bank, Inc., SSB Management Recognition
   Plan.                                               [_]      [_]        [_]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE ANNUAL MEETING.                                                        [_]


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                          ____________________
 Please be sure to sign and date           Date
  this Proxy in the box below.
______________________________________________________________

___Stockholder sign above_______Co-holder (if any sign above__

 .  Detach above card, sign, date and mail in postage paid envelope provided  .


                          STONE STREET BANCORP, INC.
--------------------------------------------------------------------------------
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      If no instructions are given, the Proxy will be voted for the nominees
                                                            ---
for election to the Board of Directors named in this Revocable Proxy and for the other three proposals described above. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed and the Proxy will be voted for the proposals on which no instructions are given. If
                        ---
any other business is presented at the Annual Meeting, this Proxy will be voted as determined, in its discretion, by the Board of Directors of Stone Street Bancorp, Inc. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting and a Proxy Statement dated March 14, 1997.
     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------